Victory Funds

Supplement dated July 20, 2018

to the Statement of Additional Information

dated March 1, 2018 (“SAI”)

The following is inserted below the section titled “Line of Credit” on page 43 of this SAI.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement (“MSLA”) with Citibank, N.A. (“Citi”) whereby Citi serves as the Fund’s lending agent and facilitates the Fund’s lending program. Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The Fund earns interest or dividends on the securities loaned and may also earn a return from the collateral.

The Fund pays various fees in connection with the investment of cash collateral. The Fund pays Citi fees based on the investment income received from securities lending activities.  In its role as securities lending agent, Citi (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Fund’s securities lending program.

The following reflects the dollar amounts of income and fees/compensation related to the Fund’s securities lending activities during the Fund’s fiscal year ended October 31, 2017:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory Institutional Diversified Stock Fund	$3,645	$551	$551	$3,160

If you wish to obtain more information, please call the Victory Funds at 866-689-6999.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.